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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
        -----------------------------------------------------------------


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 28, 1997


                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION
                           FOAMEX-JPS AUTOMOTIVE L.P.
                         FOAMEX-JPS CAPITAL CORPORATION
                            FOAMEX INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


       1-11432                                         05-0475617
       1-11436                                         22-3182164
      33-82028                                         13-3770906
      33-82028-01                                      13-3770901
       0-22624                                         05-0473908
(Commission File Number)                  (I.R.S. Employer Identification No.)


    1000 Columbia Avenue,
        Linwood, PA                                          19061
(Address of principal executive offices)                   (Zip Code)



                                 (610) 859-3000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)



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ITEM 5. Other Events.

         On May 12, 1997, Foamex International Inc. ("FII") issued a press release announcing a refinancing plan designed to improve its financial and operating flexibility and reduce interest expense. As part of this refinancing plan, Foamex L.P. ("Foamex"), a 99% owned subsidiary of FII, commenced tender offers with concurrent consent solicitations for a total of $489.7 million of aggregate principal of public debt. A copy of such press release is filed herewith as exhibit 99.1 and is incorporated herein by reference.

         On May 28, 1997, Foamex, Foamex Capital Corporation ("FCC"), Foamex-JPS Automotive L.P. ("FJPS"), Foamex-JPS Capital Corporation ("FJCC") and FII entered into supplements (the "Supplemental Indentures") to the indentures relating to the following issues of notes (the "Notes"): (a) the following securities of Foamex and FCC: (i) 9-1/2% Senior Secured Notes due 2000 (the "Senior Secured Notes"); (ii) 11-1/4% Senior Notes due 2002 (the "Senior Notes"); (iii) 11-7/8% Senior Subordinated Debentures due 2004; and (iv) 11-7/8% Senior Subordinated Debentures due 2004, Series B; and (b) the following securities of FJPS and FJCC: Senior Secured Discount Debentures due 2004, Series B (the "Discount Debentures"). The Supplemental Indentures, which are filed herewith as exhibits 4.1 through 4.5, became effective on May 28, 1997, but the proposed amendments for each issue of Notes will not become operative until the date upon which the tender of all validly tendered Notes of that issue is accepted.

         The Supplemental Indentures provide for, among other things, (i) the elimination of substantially all restrictive covenants, (ii) the removal from the definition of events of default of all events other than nonpayment and certain bankruptcy events, (iii) in the case of each of the Senior Secured Notes, the Senior Notes, and the Discount Debentures, (A) the granting of a shared lien in the collateral for such issue of Notes, with payment priority preserved for the holders of the Notes, (B) the appointment of the agent for the contemplated bank financing as the collateral agent for all collateral securing both such issue of Notes and the bank financing, and (C) the execution of an intercreditor agreement.

         On May 28, 1997, FII issued a press release announcing the execution and effects of the Supplemental Indentures. A copy of such press release is filed herewith as exhibit 99.2 and is incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits.

          (a)  Financial Statements of Business Acquired:  None

          (b)  Pro Forma Financial Information:  None

          (c)  Exhibits:

                4.1 Fourth Supplemental Indenture, dated as of May 28, 1997, by and among Foamex and FCC, as Issuers, FII, as Parent Guarantor, General Felt Industries, Inc. ("GFI"), as Guarantor, and Fleet National Bank ("Fleet"), as Trustee.


                                       2
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                4.2     Sixth Supplemental Indenture, dated as of May 28, 1997,
                        by and among Foamex and FCC, as Issuers, FII, as Parent Guarantor, GFI, as Guarantor, and Fleet, as Trustee.

                4.3 Fifth Supplemental Indenture, dated as of May 28, 1997, by and among Foamex and FCC, as Issuers, FII, as Parent Guarantor, GFI, as Guarantor, and Fleet, as Trustee.

                4.4 Third Supplemental Indenture, dated as of May 28, 1997, by and among Foamex and FCC, as Issuers, GFI, as Guarantor, and U.S. Trust Company of Texas, N.A., as Trustee.

                4.5 First Supplemental Indenture, dated as of May 28, 1997, by and among FJPS and FJCC, as Issuers, FII, as Guarantor, and Fleet, as Trustee.

                99.1    Press Release dated May 12, 1997.

                99.2    Press Release dated May 28, 1997.



                                       3

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    FOAMEX L.P.

                                                     By:  FMXI, Inc.
                                                          General Partner

DATE: June 3, 1997                          By: /s/  Kenneth R. Fuette
                                                -----------------------------
                                                    NAME: Kenneth R. Fuette
                                                    TITLE:Senior Vice President
                                                          of Finance


                                                    FOAMEX CAPITAL CORPORATION

DATE: June 3, 1997                          By: /s/  Kenneth R. Fuette
                                                -----------------------------
                                                    NAME:  Kenneth R. Fuette
                                                    TITLE: Treasurer, Chief
                                                           Financial Officer
                                                           and Chief Accounting
                                                           Officer


                                                  FOAMEX-JPS AUTOMOTIVE L.P.

                                                     By:   FJGP Inc.
                                                           General Partner

DATE: June 3, 1997                          By: /s/  Kenneth R. Fuette
                                                -----------------------------
                                                    NAME: Kenneth R. Fuette
                                                    TITLE:Senior Vice President
                                                          of Finance


                                                  FOAMEX-JPS CAPITAL CORPORATION

DATE: June 3, 1997                          By: /s/  Kenneth R. Fuette
                                                -----------------------------
                                                    NAME:  Kenneth R. Fuette
                                                    TITLE: Senior Vice President
                                                           of Finance


                                                  FOAMEX INTERNATIONAL INC.

DATE: June 3, 1997                          By: /s/  Kenneth R. Fuette
                                                -----------------------------
                                                    NAME: Kenneth R. Fuette
                                                    TITLE:Senior Vice President
                                                          of Finance, Chief
                                                          Financial Officer and
                                                          Chief Accounting
                                                          Officer

                                       4

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EXHIBIT INDEX



Exhibit No.           Document
-----------           --------
    4.1 Fourth Supplemental Indenture, dated as of May 28, 1997, by and among Foamex and FCC, as Issuers, FII, as Parent Guarantor, General Felt Industries, Inc. ("GFI"), as Guarantor, and Fleet National Bank ("Fleet"), as Trustee.

    4.2 Sixth Supplemental Indenture, dated as of May 28, 1997, by and among Foamex and FCC, as Issuers, FII, as Parent Guarantor, GFI, as Guarantor, and Fleet, as Trustee.

    4.3 Fifth Supplemental Indenture, dated as of May 28, 1997, by and among Foamex and FCC, as Issuers, FII, as Parent Guarantor, GFI, as Guarantor, and Fleet, as Trustee.

    4.4 Third Supplemental Indenture, dated as of May 28, 1997, by and among Foamex and FCC, as Issuers, GFI, as Guarantor, and U.S. Trust Company of Texas, N.A., as Trustee.

    4.5 First Supplemental Indenture, dated as of May 28, 1997, by and among FJPS and FJCC, as Issuers, FII, as Guarantor, and Fleet, as Trustee.

    99.1    Press Release dated May 12, 1997.

    99.2    Press Release dated May 28, 1997.



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